UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY 10022
(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

First Supplemental Indenture

On April 18, 2024, Blue Owl Finance LLC (the “Issuer”), an indirect subsidiary of Blue Owl Capital Inc. (the “Company”) and the Company, Blue Owl Capital GP Holdings LLC, Blue Owl Capital GP LLC, Blue Owl Capital Holdings LP, Blue Owl Capital Carry LP, Blue Owl Capital Group LLC, Blue Owl GPSC Holdings LLC, Blue Owl Capital GP Holdings LP, Blue Owl GP Stakes GP Holdings LLC, Blue Owl Real Estate Holdings LP, Blue Owl Real Estate GP Holdings LLC and Blue Owl Capital Holdings LLC, each a direct or indirect subsidiary of the Company (collectively the “Guarantors”) entered into a first supplemental indenture (the “First Supplemental Indenture”) to the indenture dated as of April 18, 2024 (the “2024 Base Indenture” and, together with the First Supplemental Indenture, the “Indenture”) with Wilmington Trust, National Association, as trustee (the “Trustee”), relating to the issuance by the Issuer of $750,000,000 aggregate principal amount of its 6.250% Senior Notes due 2034 (the “Notes”).

The Notes bear interest at a rate of 6.250% per annum accruing from April 18, 2024. Interest is payable semiannually in arrears on April 18 and October 18 of each year, commencing on October 18, 2024. The Notes will mature on April 18, 2034, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors. All or a portion of the Notes may be redeemed at the Issuer’s option in whole, at any time, or in part, from time to time, prior to their stated maturity, at the make-whole redemption price set forth in the Notes provided, however, that if the Issuer redeems any Notes on or after January 18, 2034 (the date falling three months prior to their stated maturity), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes redeemed, in each case, plus accrued and unpaid interest, if any, to, but excluding the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically will become due and payable.

The preceding is a summary of the terms of the Indenture and the Notes, and is qualified in its entirety by reference to the 2024 Base Indenture attached hereto as Exhibit 4.1, the First Supplemental Indenture attached hereto as Exhibit 4.2 and the form of the Notes attached hereto as Exhibit 4.3, each of which is incorporated herein by reference as though they were fully set forth herein.

Registration Rights Agreement

On April 18, 2024, in connection with the issuance of the Notes, the Issuer, the Guarantors, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the initial purchasers (the “Representatives”) and Trustee, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Issuer and the Guarantors have agreed to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any or all of the Notes, for a like aggregate principal amount of debt securities of the Issuer issued under the Indenture and identical in all material respects to the respective Notes sought to be exchanged (except that the exchange notes will not contain terms with respect to additional interest, registration rights or transfer restrictions), and that are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Issuer and the Guarantors have agreed to use commercially reasonable efforts to cause such registration statement to become effective within 365 days after the original issue date of the notes. Under specified circumstances, the Issuer and the Company have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. The Company and the Guarantors will be obligated to pay additional interest in certain circumstances during any period in which the Issuer and the Guarantors and not in compliance with their obligations under the registration rights agreement.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Fifth Supplemental Indenture

On April 18, 2024, the Issuer and the Company, Blue Owl Capital GP Holdings LLC, Blue Owl Capital GP LLC, Blue Owl Real Estate Holdings LP, Blue Owl Real Estate GP Holdings LLC and Blue Owl Capital Holdings LLC, each a direct or indirect subsidiary of the Company (collectively the “New Guarantors”) entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture dated as of June 10, 2021 (the “2021 Base Indenture”), as previously supplemented on June 10, 2021, October 7, 2021, February 15, 2021 and May 26, 2023, among (i) the Issuer (ii) the guarantors party thereto (collectively the “Existing Guarantors”), and (iii) the Trustee.

Pursuant to the Fifth Supplemental Indenture, (i) each New Guarantor agreed to fully and unconditionally, jointly and severally, with the Existing Guarantors, guarantee the Issuer’s: (w) 3.125% Senior Notes due 2031; (x) 4.125% Senior Note due 2051; (y) 4.375% Senior Notes due 2032; and (z) 7.397% Senior Notes due 2028 (collectively, the “Existing Notes”) and (ii) the Issuer made amendments to the 2021 Base Indenture to effect certain conforming changes and modifications consistent with the Indenture governing the Notes.

The foregoing is a summary of the Fifth Supplemental Indenture is qualified in its entirety by reference to the 2021 Base Indenture and Fifth Supplemental Indenture attached hereto as Exhibits 4.4 and 4.5, respectively, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 8.01.	Other Events

In connection with the exchange offer contemplated under the Registration Rights Agreement, the Company expects to offer to exchange all outstanding Existing Notes for a like aggregate principal amount of debt securities of the Issuer issued under an indenture and identical in all material respects to the respective Existing Notes sought to be exchanged, and that are registered under the Securities Act. There can be no assurances that the exchange offer for the Existing Notes will be completed in a timely manner, or at all.

This communication is not an offer to exchange the Existing Notes or a solicitation of an offer to exchange Existing Notes.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or the Company’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

Exhibit 4.1	Indenture dated as of April 18, 2024 among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee

Exhibit 4.2	First Supplemental Indenture dated as of April 18, 2024 among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee

Exhibit 4.3	Form of 6.250% Senior Notes due 2034 (included in Exhibit 4.2 hereto)

Exhibit 4.4	Indenture dated as of June 10, 2021 among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Blue Owl Capital Inc. Current Report on Form 8-K filed on June 10, 2021)

Exhibit 4.5	Fifth Supplemental Indenture dated as of April 18, 2024 among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee

Exhibit 10.1	Registration Rights Agreement, dated as of April 18, 2024 among Blue Owl Finance LLC, as issuer, the guarantors named therein, BofA Securities, Inc. and Goldman Sachs & Co. LLC, as representatives of the initial purchasers and Wilmington Trust, National Association, as trustee

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
Dated: April 18, 2024
	By:	/s/ Neena A. Reddy
	Name:	Neena A. Reddy
	Title:	General Counsel and Secretary